SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       __________________________________


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 3, 2004

                                   __________


                          VISHAY INTERTECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)




           Delaware                      1-7416                38-1686453
 (State or other jurisdiction   (Commission file number)    (I.R.S. employer
              of                                            identification no.)
incorporation or organization)




          63 Lincoln Highway
         Malvern, Pennsylvania                                 19355-2120
 (Address of principal executive offices)                      (Zip code)


       Registrant's telephone number, including area code: (610) 644-1300





         (Former name or former address, if changed since last report.)

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Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit No.       Description
-----------       -----------

99 Press Release of Vishay Intertechnology, Inc. dated August 3, 2004, reporting Vishay's financial results for the second quarter of 2004.

Item 12.      Results of Operations and Financial Condition.

On August 3, 2004, Vishay Intertechnology, Inc. issued a press release announcing its financial results for the second quarter of 2004. A copy of the press release is furnished as Exhibit 99 to this report.

                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, Vishay Intertechnology, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 3, 2004



                                    VISHAY INTERTECHNOLOGY, INC.


                                    By: /s/  Richard N. Grubb
                                       ----------------------------------
                                       Name:  Richard N. Grubb
                                       Title: Executive Vice President and
                                              Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99 Press Release of Vishay Intertechnology, Inc. dated August 3, 2004, reporting Vishay's financial results for the second quarter of 2004.